Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

SG Americas Securities, LLC

Barclays Capital Inc.

MUFG Securities Americas Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2019-3 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2019-3 UWR01 B288 Jun2019 2-2B Reg ABII Short List 071019.txt,” provided by the Company on July 10, 2019 (the “Data File”), containing certain information related to 109,375 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of June 30, 2019 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2019-3 B288 Honda_ex102_Jun2019_Prelim 2-2Bln.csv,” provided by the Company on July 12, 2019, containing certain information related to 109,375 Receivables as of June 30, 2019 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2019-3 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract, and instructions provided by the Company described below

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below

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Attribute	Receivable File/Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation or truncation of the full legal name to be acceptable.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 109,375 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

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B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Origination Date	Installment Sale Contract and instructions provided by the Company described below

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below

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Attribute	Receivable File/Instructions

Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below

Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

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For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “Current Delinquency Status” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File, except as listed in Exhibit C. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 109,375 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

August 5, 2019

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20193001	60	20193060	119	20193119	178	20193178	237	20193237
2	20193002	61	20193061	120	20193120	179	20193179	238	20193238
3	20193003	62	20193062	121	20193121	180	20193180	239	20193239
4	20193004	63	20193063	122	20193122	181	20193181	240	20193240
5	20193005	64	20193064	123	20193123	182	20193182	241	20193241
6	20193006	65	20193065	124	20193124	183	20193183	242	20193242
7	20193007	66	20193066	125	20193125	184	20193184	243	20193243
8	20193008	67	20193067	126	20193126	185	20193185	244	20193244
9	20193009	68	20193068	127	20193127	186	20193186	245	20193245
10	20193010	69	20193069	128	20193128	187	20193187	246	20193246
11	20193011	70	20193070	129	20193129	188	20193188	247	20193247
12	20193012	71	20193071	130	20193130	189	20193189	248	20193248
13	20193013	72	20193072	131	20193131	190	20193190	249	20193249
14	20193014	73	20193073	132	20193132	191	20193191	250	20193250
15	20193015	74	20193074	133	20193133	192	20193192	251	20193251
16	20193016	75	20193075	134	20193134	193	20193193	252	20193252
17	20193017	76	20193076	135	20193135	194	20193194	253	20193253
18	20193018	77	20193077	136	20193136	195	20193195	254	20193254
19	20193019	78	20193078	137	20193137	196	20193196	255	20193255
20	20193020	79	20193079	138	20193138	197	20193197	256	20193256
21	20193021	80	20193080	139	20193139	198	20193198	257	20193257
22	20193022	81	20193081	140	20193140	199	20193199	258	20193258
23	20193023	82	20193082	141	20193141	200	20193200	259	20193259
24	20193024	83	20193083	142	20193142	201	20193201	260	20193260
25	20193025	84	20193084	143	20193143	202	20193202	261	20193261
26	20193026	85	20193085	144	20193144	203	20193203	262	20193262
27	20193027	86	20193086	145	20193145	204	20193204	263	20193263
28	20193028	87	20193087	146	20193146	205	20193205	264	20193264
29	20193029	88	20193088	147	20193147	206	20193206	265	20193265
30	20193030	89	20193089	148	20193148	207	20193207	266	20193266
31	20193031	90	20193090	149	20193149	208	20193208	267	20193267
32	20193032	91	20193091	150	20193150	209	20193209	268	20193268
33	20193033	92	20193092	151	20193151	210	20193210	269	20193269
34	20193034	93	20193093	152	20193152	211	20193211	270	20193270
35	20193035	94	20193094	153	20193153	212	20193212	271	20193271
36	20193036	95	20193095	154	20193154	213	20193213	272	20193272
37	20193037	96	20193096	155	20193155	214	20193214	273	20193273
38	20193038	97	20193097	156	20193156	215	20193215	274	20193274
39	20193039	98	20193098	157	20193157	216	20193216	275	20193275
40	20193040	99	20193099	158	20193158	217	20193217	276	20193276
41	20193041	100	20193100	159	20193159	218	20193218	277	20193277
42	20193042	101	20193101	160	20193160	219	20193219	278	20193278
43	20193043	102	20193102	161	20193161	220	20193220	279	20193279
44	20193044	103	20193103	162	20193162	221	20193221	280	20193280
45	20193045	104	20193104	163	20193163	222	20193222	281	20193281
46	20193046	105	20193105	164	20193164	223	20193223	282	20193282
47	20193047	106	20193106	165	20193165	224	20193224	283	20193283
48	20193048	107	20193107	166	20193166	225	20193225	284	20193284
49	20193049	108	20193108	167	20193167	226	20193226	285	20193285
50	20193050	109	20193109	168	20193168	227	20193227	286	20193286
51	20193051	110	20193110	169	20193169	228	20193228	287	20193287
52	20193052	111	20193111	170	20193170	229	20193229
53	20193053	112	20193112	171	20193171	230	20193230
54	20193054	113	20193113	172	20193172	231	20193231
55	20193055	114	20193114	173	20193173	232	20193232
56	20193056	115	20193115	174	20193174	233	20193233
57	20193057	116	20193116	175	20193175	234	20193234
58	20193058	117	20193117	176	20193176	235	20193235
59	20193059	118	20193118	177	20193177	236	20193236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B

Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
18	20193018	Scheduled Monthly Payment	$319.55	$325.71
25	20193025	Scheduled Monthly Payment	$494.58	$497.88
25	20193025	APR	2.55%	2.80%
101	20193101	Scheduled Monthly Payment	$376.49	$379.02
143	20193143	Scheduled Monthly Payment	$382.21	$385.02
143	20193143	APR	5.39%	5.69%
216	20193216	First Payment Date	3/4/2019	3/7/2019
216	20193216	Original Maturity Date	2/4/2024	2/7/2024
261	20193261	First Payment Date	4/11/2019	4/14/2019
261	20193261	Original Maturity Date	3/11/2023	3/14/2023

Exhibit C

Exception List (XML File)

Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
25	20193025	Original Interest Rate Percentage	2.55%	2.80%
25	20193025	Next Interest Rate Percentage	2.55%	2.80%
25	20193025	Reporting Period Interest Rate Percentage	2.55%	2.80%
143	20193143	Original Interest Rate Percentage	5.39%	5.69%
143	20193143	Next Interest Rate Percentage	5.39%	5.69%
143	20193143	Reporting Period Interest Rate Percentage	5.39%	5.69%